UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2016

iShares® Gold Trust

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-32418 (Commission File Number)	81-6124036 (I.R.S. Employer Identification No.)

c/o iShares® Delaware Trust Sponsor LLC
400 Howard Street
San Francisco, California 94105
Attn: Product Management Team
iShares® Product Research & Development
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

iShares Gold Trust (the “Registrant”) issues and redeems units of beneficial interest (or “Shares”) representing fractional undivided beneficial interests in its net assets only in exchange for gold, only in aggregations of 50,000 Shares or integral multiples thereof (each, a “Basket”), and only in transactions with registered broker-dealers that have previously entered into an agreement with the Registrant governing the terms and conditions of such issuance (such broker-dealers, the “Authorized Participants”). The Trust is administered by The Bank of New York Mellon (the “Trustee”) and JPMorgan Chase Bank N.A., London branch (the “Custodian”) is responsible for the safekeeping of gold bullion owned by the Registrant.

The Registrant entered into the following amendments and restatements of its operating agreements to make certain operational updates to the agreements, including most significantly to allow Authorized Participants to order, or surrender for redemption, Baskets using the electronic order system of the Trustee:

●	Fourth Amended and Restated Depositary Trust Agreement, dated as of December 22, 2016, by and between iShares Delaware Trust Sponsor LLC and The Bank of New York Mellon (the “Trust Agreement”);

●

Standard Terms for Authorized Participant Agreements, dated as of December 22, 2016, by and between iShares Delaware Trust Sponsor LLC and The Bank of New York Mellon (the “Standard Terms for Authorized Participant Agreements”); and

●

Second Amended and Restated Custodian Agreement, dated as of December 22, 2016, by and between The Bank of New York Mellon and JPMorgan Chase Bank N.A., London branch (the “Custodian Agreement”, together with the Trust Agreement and the Standard Terms for Authorized Participant Agreements, the “Agreements”).

The Registrant's affiliates have engaged in, and may in the future engage in, various commercial dealings in the ordinary course of business with the parties to the Agreements. Such parties have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the amendments to the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which have been filed with this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2 and Exhibit 10.1.

Item 3.03. Material Modification to the Rights of Security Holders

The information set forth in Item 1.01 relating to the Trust Agreement is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 4.1	Fourth Amended and Restated Depositary Trust Agreement, dated as of December 22, 2016, by and between iShares Delaware Trust Sponsor LLC and The Bank of New York Mellon.

Exhibit 4.2	Standard Terms for Authorized Participant Agreements, dated as of December 22, 2016, by and between iShares Delaware Trust Sponsor LLC and The Bank of New York Mellon.

Exhibit 10.1	Second Amended and Restated Custodian Agreement, dated as of December 22, 2016, by and between The Bank of New York Mellon and JPMorgan Chase Bank N.A., London branch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016

iShares® Gold Trust*

By:	iShares® Delaware Trust Sponsor LLC

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

*	The registrant is a trust and the persons are signing in their respective capacities as officers of iShares Delaware Trust Sponsor LLC, the Sponsor of the Registrant.